Exhibit 10.36

                                 CONTINUING AND
                             UNCONDITIONAL GUARANTY


         This Continuing and Unconditional Guaranty (the "Guaranty") is executed as of the 5th day of November, 1998, by TRANSIT GROUP, INC., a Florida corporation, whose mailing address is Overlook III, 2859 Paces Ferry Road, Suite 1740, Atlanta, Georgia 30339 (the "Guarantor") in favor of AMSOUTH BANK, a bank organized under the laws of Alabama, whose mailing address is Post Office Box 588001, Orlando, Florida 32858 (the "Lender").

                                R E C I T A L S:

         A. To induce the Lender to extend credit to CARROLL FULMER & COMPANY, INC., a Florida corporation, and CAROLINA PACIFIC DISTRIBUTORS, INC., a North Carolina corporation, and TRANSIT LEASING, INC., an Indiana corporation f/k/a CAPITOL WAREHOUSE, INC., a Kentucky corporation, and SERVICE EXPRESS, INC., an Alabama corporation, and RAINBOW TRUCKING SERVICES, INC., an Indiana corporation, and TRANSPORTATION RESOURCES AND MANAGEMENT, INC., an Indiana corporation, and VENTURE LOGISTICS, LLC., an Indiana limited liability company, and CERTIFIED TRANSPORT, LLC., an Indiana limited liability company, and K.J. TRANSPORTATION, INC., a New York corporation, and DIVERSIFIED TRUCKING CORP., an Alabama corporation, and NORTHSTAR TRANSPORTATION, INC., an Alabama corporation and any and all other subsidiaries of Transit Group, Inc., a Florida corporation, which subsequently enter into a Joinder to Advised
Revolving Line of Credit Agreement and Joinder to Security Agreement (individually or together herein referred to as the "Borrower"), Guarantor has agreed to give to Lender Guarantor's continuing and unconditional guarantee of the payment of indebtedness and the performance of all obligations of the Borrower to the Lender resulting from the extension(s) of credit by the Lender to the Borrower.

         B. The Guarantor expects to derive advantage from the credit accommodation(s) extended to the Borrower.

         C. The Lender in reliance upon this Guaranty has or will extend credit to the Borrower.

         D. The term "Indebtedness" as used herein shall mean all payment obligations of Borrower to Lender, direct or contingent, whether now or hereafter due or arising, including without limitation all principal and interest, all costs of collection, including reasonable attorney's fees, whether incurred in connection with collection, trial, appeal or otherwise, all other amounts which Borrower is obligated to pay Lender under any agreement evidencing, relating to or securing the Indebtedness or any part thereof, and including any documentary stamp tax (including interest and penalties, if any) determined to be due in connection with any instruments evidencing the Indebtedness. The term "Indebtedness" also includes amounts advanced by Lender pursuant to requests for advances made on behalf of Borrower, even if, at the time of any such advance, Borrower has been dissolved, liquidated or its existence has been terminated, by operation of law or otherwise, if Lender does not have actual knowledge of such termination of existence prior to making the advance.

         E. The term "Obligations" as used herein shall mean all other obligations of Borrower to Lender, direct or contingent, whether now or hereafter due or arising, including but not limited to the obligation to perform all covenants, conditions, promises and agreements of or pursuant to any loan document executed in connection with the Indebtedness.

         F. The term "Liabilities" as used herein shall mean the Indebtedness and the Obligations.

         G. The term "Collateral" as used herein shall mean any funds, guarantees, agreements or other property or rights or interests of any nature whatsoever, or the proceeds thereof, which may have been, are or hereafter may be, mortgaged, pledged, assigned, transferred, or delivered directly or indirectly by or on behalf of the Borrower or Guarantor or any other party to Lender or to the holder of instruments evidencing the Indebtedness of the Borrower or which may have been, are, or hereafter may be held by any party as Trustee or otherwise, as security, whether immediate or underlying, for the performance of this Guaranty or the payment of the Liabilities or any of them or any security therefor.

         H. The term "Loan Documents" as used herein shall mean all loan documents evidencing the Liabilities or constituting the Collateral or executed in connection therewith.

         NOW, THEREFORE, in consideration of the extension(s) of credit from time to time extended by the Lender to the Borrower and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, the parties agree as follows:

         1. The foregoing recitals are herein incorporated as covenants and agreements.

         2. Guarantor, jointly and severally hereby absolutely, irrevocably and unconditionally guarantees to Lender that the Borrower will promptly pay and discharge the Indebtedness in full when due, whether at maturity or earlier by reason of acceleration or otherwise, or, if permitted by the Loan Documents, when payment thereof shall be demanded by Lender, and, in the case of one or more extensions of time of payment or renewals of the Liabilities that the same will be promptly paid or performed when due, according to each such extension or renewal, whether at maturity or earlier by reason of acceleration or otherwise, and will promptly perform and observe all of the Obligations to be performed or observed by the Borrower.

         3. The obligations hereunder shall be continuing and irrevocable. All liability hereunder shall continue notwithstanding the incapacity, lack of authority, death, or disability of the undersigned. The failure of any other person to sign this Guaranty or any counterpart of this Guaranty shall not release or affect the liability of Guarantor.

         4. This is a guarantee of payment, and not of collection, and a guarantee of performance. In case the Borrower shall fail to pay all or any part of the Indebtedness when due, whether by acceleration or otherwise, according to the terms of any promissory note or other payment agreement, Guarantor, immediately upon the written demand of Lender, shall pay to Lender the amount due and unpaid by the Borrower as if that amount constituted the direct and primary obligation of Guarantor. Lender shall not be required, prior to any such demand on, or payment by Guarantor, to make any demand upon or pursue or exhaust any of its rights or remedies against the Borrower or others with respect to the payment of any of the Indebtedness or the performance of any of the Obligations, or to pursue or exhaust any of its rights or remedies with respect to any part of the Collateral. Guarantor shall have no right of subrogation whatsoever with respect to the Indebtedness or the Collateral unless and until Lender shall have received full payment of all the Indebtedness.

         5. The obligations of Guarantor hereunder, and the rights of Lender in the Collateral, shall not be released, discharged, or in any way affected by reason of the fact that a valid lien in any of the Collateral may not be conveyed to, or created in favor of Lender; nor by reason of the fact that any of the Collateral may be subject to equities or defenses or claims in favor of others or may be inferior in priority to the claims of others or may be invalid or defective in any way; nor by reason of the fact that the value of any of the Collateral, or the financial condition of the Borrower or any obligor or guarantor with respect to any of the Collateral, may not have been correctly estimated or may have changed or may hereafter change; nor by reason of any deterioration, waste or loss by fire, theft or otherwise of any of the Collateral unless such deterioration, waste or loss be caused by the willful act or willful failure to act by Lender.

         6. The Lender is hereby given a lien for the amount of the liability and indebtedness, whether or not due and payable, created by this Guaranty upon all property and securities now or hereafter in the possession or custody of the Lender by or for the account of Guarantor or in which Guarantor may have any interest (all remittances and property to be deemed in the possession or custody of the Lender as soon as put in transit to it by mail or carrier) and also upon the balance of any deposit accounts of any or all of Guarantor with the Lender existing from time to time, and the Lender is hereby authorized and empowered at its option to appropriate any and all thereof and apply any and all thereof and the proceeds thereof to the payment and extinguishment of the liability and indebtedness hereby created at any time after such liability and indebtedness becomes payable. Guarantor agrees to pay any deficiency remaining after the Lender realizes on any security (whether furnished by Borrower, Guarantor or a third party) but the Lender shall not be required to first proceed against any such security. Lender's right of setoff contained herein shall not apply to any account if it clearly appears that Guarantors rights in the account are solely as a fiduciary for another or to any account, by its nature and applicable law (for example an IRA or other tax deferred retirement account), must be exempt from the claims of creditors.

         7. Guarantor waives all notice of acceptance of this Guaranty and any notice of the incurring by the Borrower, at any time, of any of the Liabilities, and waives any and all presentment, demand, protest or notice of protest, demand or dishonor, non-payment, maturity or other default with respect to any of the Liabilities and any obligations of any party at any time comprised in the collateral. The undersigned hereby grants to Lender full power, in its uncontrolled discretion and without notice to Guarantor, to deal in any manner with the Liabilities and the Collateral, including, but without limiting the generality of the foregoing, the following powers:

         A. To modify or otherwise change any terms of all or any part of the Liabilities or the rate of interest thereon, to grant any extension or extensions or renewal or renewals thereof and any other indulgence with respect thereto, and to effect any release, compromise or settlement with respect thereto;

         B. To enter into any agreement of forbearance with respect to all or any part of the Liabilities,or with respect to all or any part of the Collateral, and to change the terms of any such agreement;

         C. To forbear from calling for additional Collateral to secure any of the Liabilities or to secure any obligation comprised in the Collateral;

         D. To consent to the substitution, exchange, release or sale of all or any part of the Collateral, whether or not the Collateral, if any, received by Lender upon any such substitution, exchange, release or sale shall be of the same or of a different character or value than the Collateral surrendered by Lender;

         E. To release any maker or guarantor of any promissory note or other agreement evidencing the Indebtedness;

         F.       To modify the terms of any Loan Document;

         G. In the event of the non-payment when due, whether by acceleration or otherwise, of any of the Indebtedness, or in the event of default in the performance of any of the Obligations, to realize on the Collateral or any part thereof, as a whole or in such parcels or subdivided interests as Lender may elect, at any public or private sale or sales, for cash or on credit or for future delivery, without demand, advertisement or notice of the time or place of sale or any adjournment thereof except as may be required by law (the undersigned hereby waiving any such demand, advertisement, and notice to the extent permitted by law), or by foreclosure or otherwise, or to forbear from realizing thereon, or as Lender in its uncontrolled discretion may deem proper, and to purchase all or any part of the Collateral for its own account at any such sale or foreclosure, to the extent permitted by law.

                  The obligations of Guarantor to the Lender hereunder shall not be released, discharged, reduced, diminished or in any way affected, nor shall Guarantor have any rights or recourse against Lender, by reason of any action Lender may take or omit to take under the foregoing powers.

         8. Lender may assign this Guaranty or any of its rights and powers hereunder, with all or any of the obligations hereby guaranteed, and may assign and/or deliver to any such assignee any of the security herefor and, in the event of such assignment, the assignee hereof or of such rights and powers of such security, if any of such security be so assigned and/or delivered, shall have the same rights and remedies as if originally named herein in place of Lender, and Lender shall be thereafter fully discharged from all responsibility with respect to any such security so assigned and/or delivered.

         9. Guarantor warrants to Lender that it has disclosed to Lender in writing all known defaults of any of its personal or business obligations and those business entities in which it is a principal and of any and all actions and proceedings pending or threatened against it or its business entities and will advise Lender of any such defaults that may occur in the future. Guarantor further warrants to Lender that nothing exists to impair the immediate taking effect of this Guaranty and the effectiveness of this Guaranty.

         10. Guarantor agrees to provide all financial statements, tax returns and other financial data of the Guarantor and any business entity in which it is a principal as required of the Borrower in the Loan Documents.

         11. No act or omission of any kind by the Lender shall affect or impair this Guaranty and the Lender shall have no duties to Guarantor. Guarantor hereby agrees that its obligations hereunder shall be absolute and primary and shall be complete and binding as to Guarantor upon this Guaranty being executed and subject to no conditions precedent or otherwise. This Guaranty contains the full agreement of Guarantor and is not subject to any oral conditions. Guarantor further acknowledges that all conditions precedent to delivery of this Guaranty to Lender have occurred and said delivery is unconditional.

         12. In the event that for any reason whatsoever Borrower is now or hereafter becomes indebted to Guarantor, Guarantor agrees that the amount of such indebtedness and all interest thereon shall at all times be subordinate as to lien, time of payment and in all other respects to the Loan Documents, and that Guarantor shall not be entitled to enforce or receive payment thereof until all sums then due and owing to Lender shall have been paid. Nothing herein contained is intended or shall be construed to give to Guarantor any right of subrogation in or under the Loan Documents, or any right to participate in any way therein, or in the right, title and interest of Lender in and to the collateral covered by the Loan Documents, notwithstanding any payments made by Guarantor under this Guaranty, all such rights of subrogation and participation being hereby expressly waived until the Liabilities and Obligations are paid and performed in full.

         13. Notwithstanding anything in this Guaranty to the contrary, if a bankruptcy petition is filed by or against the Borrower or Guarantor or any co-guarantor, and the Borrower or Guarantor or any co-guarantor have made payments to the Lender during any preference period as established by any bankruptcy or other similar laws, this Guaranty shall not be terminated, unless and until a final nonappealable decision of a court of competent jurisdiction has been entered determining that the Lender shall be entitled to retain all such monies paid it by the Borrower or Guarantor or any co-guarantor during such preference period. The obligations of Guarantor under this Guaranty shall include the obligations to reimburse Lender for any preferential payments received by Lender during such period which Lender has been required to return or repay. The undersigned also hereby waive(s) any claim, right or remedy which the undersigned may now have or hereafter acquire against the Borrower that arises hereunder and/or from the performance by any guarantor hereunder including, without limitation, any claim, remedy or right of subrogation, reimbursement, exoneration, indemnification, or participation in any claim, right or remedy of Lender against the Borrower or any security which Lender now has or hereafter acquires, whether or not such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise, until the Obligations and Liabilities are paid and performed in full.

         14. The undersigned expressly agree(s) that this Guaranty is governed by the laws of the State of Florida, and the United States of America, whichever the context may require or permit and that proper venue for any action which may be brought under this Guaranty in addition to any other venue permitted by law shall be Orange County, Florida. Should Lender institute any action under this Guaranty, the undersigned hereby submit(s) himself, herself or themselves to the jurisdiction of any court sitting in Florida.

         15. Any written notice, demand or request that is required to be made hereunder, shall be served in person, or by registered or certified mail, return receipt requested, addressed to the party to be served at the address set forth in the first paragraph hereof. The addresses stated herein may be changed as to the applicable party by providing the other party with notice of such address change in the manner provided in this paragraph; provided, however, the address of the undersigned must be located within the continental United States of America. In the event that written notice, demand or request is made as provided in this paragraph, then in the event that such notice is returned to the sender by the United States postal system because of insufficient address or because the party has moved or otherwise, other than for insufficient postage, such writing shall be deemed to have been received by the party to whom it was addressed on the date that such writing was initially placed in the United States postal system by the sender.

         16. In the event that the definition of the term "Guarantor" includes more than one person or entity, the covenants and agreements of Guarantor contained herein shall be deemed to be the joint and several covenants and agreements of each person and/or entity named in the definition of the term "Guarantor".

         17. This instrument shall inure to the benefit of Lender and Lender's successors and assigns, and shall bind Guarantor, and Guarantor's heirs, personal representatives, successors and assigns.

         18. Guarantor hereby, and the Lender by its acceptance of this Guaranty, knowingly, voluntarily and intentionally waive the right either may have to a trial by jury in respect of any litigation arising out of, under, or in connection with this Guaranty and all Loan Documents and other agreements executed or contemplated to be executed in connection herewith, or arising out of, under, or in connection with any course of conduct, course of dealing, statements (whether verbal or written) or action of either party, whether in connection with the making of this Guaranty, the extension of credit to the Borrower, or otherwise. This provision is a material inducement for the Lender extending credit to the Borrower.

         IN WITNESS WHEREOF, Guarantor has executed this instrument as of the 5th day of November, 1998, at Atlanta, Georgia.

Signed, sealed and delivered
in the presence of:

             TRANSIT   GROUP,   INC.,  a
             Florida corporation

             By:      /s/ Philip A. Belyew
             Philip A. Belyew, President and
             Chief Executive Officer